UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 6, 2023

SCWORX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices)

(844) 472-9679

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WORX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 6, 2023, SCWorx Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The results of the stockholder voting at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Each nominee received the following votes:

Director Name	For	Withheld	Broker Non-Votes
Timothy A. Hannibal	2,050,503	297,687
Alton Irby	1,969,378	378,812
Steven Horowitz	1,988,994	359,196
			5,787,542

No votes were cast “against" any nominee.

Proposal No. 2 –To effect a reverse stock split of the Company’s common stock.

For	Against	Abstain/Withheld	Broker Non-Votes
7,274,410	854,550	6,772

Proposal No. 3 — To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers listed in the Summary Compensation Table appearing in the proxy statement, or our named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K

For	Against	Abstain/Withheld	Broker Non-Votes
1,812,492	331,754	203,944	5,787,542

Proposal No. 4 –To ratify the selection of BF Borgers CPA PC as the Company’s independent auditors for the year ended December 31, 2023.

For	Against	Abstain/Withheld	Broker Non-Votes
7,484,828	611,050	39,854

The results reported above are final voting results.

Item 8.01. Other Events.

On October 6, 2023, following the above referenced stockholder approval, the Company amended its certificate of incorporation to implement a 1 for 15 reverse split of its common stock. The effect of the reverse stock split is to combine every 15 shares of outstanding common stock into one share of common stock. The reverse stock split is anticipated to be effective at the opening of the trading day on October 11, 2023. The Company implemented the reverse stock split in an effort to achieve compliance with the Nasdaq Stock Market’s minimum bid price rule. In order for the Company to regain compliance with such Nasdaq rule, the Company’s common stock must trade at or above $1.00 per share for ten consecutive trading days. Although the Company expects that it will, as a result of the reverse stock split, regain compliance with the Nasdaq’s minimum bid price rule, there is no assurance that the Company will in fact be able to regain compliance. If the Company is not able to regain compliance, the Company’s common stock will be delisted from the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2023

SCWorx Corp.

By:	/s/ Timothy A. Hannibal
Name:	Timothy A. Hannibal
Title:	Chief Executive Officer

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